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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 23, 2001
        ------------------------------------------------


                         FRONTIER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Washington                         15540                         91-1223535
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
         incorporation)                                                        No.)

                            323 S.W. Everett Mall Way
                            -------------------------
                            Everett, Washington 98204
                            -------------------------
          (Address of principal executive offices, including Zip Code)

                                 (425) 623-9492
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE

        On March 23, 2001, Frontier Financial Corporation issued the press release contained herewith, providing earnings guidance for its first fiscal quarter ending March 31, 2001. The press release is filed herewith as Exhibit 99.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: March 23, 2001

                                   FRONTIER FINANCIAL CORPORATION



                                   By:    /s/
                                      ----------------------------------------
                                      Robert J. Dickson
                                      President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99 Press Release containing earnings guidance for the first fiscal quarter ending March 31, 2001, of Frontier Financial Corporation.



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